STATEMENT OF ADDITIONAL INFORMATION

THE GEORGETOWNE FUNDS

GEORGETOWNE LONG/SHORT FUND

This Statement of Additional Information dated September 12, 2008 (“SAI”) should be read in conjunction with the Prospectus for the Georgetowne Long/Short Fund dated March 1, 2008, and is incorporated by reference in its entirety into such Prospectus.  Because this SAI is not itself a prospectus, you should not make an investment in shares of the Georgetowne Long/Short Fund based solely on the information contained herein.  This SAI incorporates by reference the Fund's Annual Report for the fiscal year ended October 31, 2007.  You may obtain copies of the Prospectus or Annual Report without charge by calling 1-877-257-4240 or by writing to Georgetowne Long/Short Fund, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

TABLE OF CONTENTS

DESCRIPTION OF THE FUND AND TRUST

1

INVESTMENT STRATEGIES AND RISKS

2

FUND POLICIES AND INVESTMENT RESTRICTIONS

4

MANAGEMENT OF THE FUND

7

PORTFOLIO TRANSACTIONS AND BROKERAGE

11

DISCLOSURE OF PORTFOLIO HOLDINGS

12

PRICING OF FUND SHARES

13

OTHER TAXATION

15

CUSTODIAN

15

FUND SERVICES

15

PROXY VOTING POLICIES

16

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

17

FINANCIAL STATEMENTS

17

DESCRIPTION OF THE FUND AND TRUST

The Georgetowne Long/Short Fund (the “Fund”) was organized as a non-diversified series of The Georgetowne Funds (the “Trust”) on February 18, 2003.  The fund commenced operations on December 30, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 18, 2003 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only fund series currently authorized by the Trustees.  The investment adviser to the Fund is The Georgetowne Fund Management Corporation (the “Adviser”).

The Fund will not hold annual shareholder meetings nor will the Fund issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund at the Fund's transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

As of February 1, 2008, Dr. Jana Hoffmeister, c/o The Georgetowne Funds, 345 Romona Rd., Wilmette, IL 90061, owned 50.54% of the outstanding shares of the Fund and may be deemed to control the Fund.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940 (the “1940 Act”).  As the controlling shareholder, Dr. Hoffmeister could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  Dr. Hoffmeister is the mother of Paul Hoffmeister, who is a trustee of the Fund and the President of the Adviser.

As of February 1, 2008, the officers and trustees as a group owned 8.41% of the outstanding shares of the Fund.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares and Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “Pricing of Fund Shares” in the Prospectus and “Pricing of Fund Shares” in this Statement of Additional Information.

INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective and principal strategies are discussed in the Prospectus. This section provides information about the Fund's principal investment strategies, as well as information on the Fund’s non-principal investment strategies.

Short Term Investments. The Fund may invest in money market instruments, including money market funds, and short term high quality debt securities such as commercial paper.  Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  Fund shareholders will be subject to duplicative expenses, such as management and other fees charged by the money market funds in which the Fund invests.

The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Debt Securities. The Fund may invest in corporate or U.S. Government and Agency debt securities including zero coupon bonds. Some corporate debt securities may be convertible into common stock. Debt securities will fall in value if interest rates rise or the issuer’s creditworthiness becomes impaired and it is unable to make interest or principal payments.  Zero coupon bonds do not provide for cash interest payments but instead are issued at discount from face value. Each year, holders of such bonds must accrue a portion of discount as income. Because zero coupon issuers do not make periodic interest payments, zero coupon bond prices tend to be more volatile when interest rates change.  The Fund will not invest in debt securities rated below Baa by Moody’s Investor Service, Inc. or BBB by Standard & Poor’s Ratings Group.

As mentioned in “Principal Investment Strategies and Related Risks” in the Prospectus, such investment in short-term investments and debt securities would be for temporary defensive measures, which would be inconsistent with the stated objectives of the Fund.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Exchange Traded Funds (ETFs). The Fund may invest in all types of exchange traded funds (“ETF’s”), including, without limitation, iShares, S&P Depositary Receipts (“SPDRs”), Sector SPDRs, DIAMONDS, and QQQQs.  SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index.  S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes.  The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely.  DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average.   QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index.  The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally.  They are subject to special risks associated with the particular sector or countries in which the ETF invests.  There is also a risk that the performance of the ETF will not track the performance of the corresponding index.

There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Convertible Securities. Convertible securities are generally debt obligations or preferred stocks that may be converted within a specific period of time into a certain amount of common stock of the same or different issuer. They provide current income and the upside inherent in their convertibility. They may decline in value if the underlying share price declines, if interest rates rise or if the issuer’s creditworthiness becomes impaired.

Preferred Stocks. Generally, preferred stocks pay dividends at a specified rate and holders of such shares usually have preference over common stock holders in payments of dividends and liquidation of assets. Dividends on preferred stocks are generally payable at the discretion of issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Real Estate Investment Trusts (REITs). The Fund may invest up to 10% of net assets in REITs.  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs are subject to declines in real estate values, adverse changes in economic conditions and rental income, overbuilding, increased competition, increases in property taxes and operating expenses. REITs pay dividends to shareholders based on available funds from operations. Often the dividends exceed the REIT’s taxable earnings resulting in the excess portion of such dividends being treated as return of capital. The Fund intends to include the gross dividends from REITs in its distribution to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated a return of capital. Fund shareholders will be subject to duplicative expenses, such as management and other fees charged by the REITs in which the Fund invests.

Options. The Fund may engage in option transactions involving individual securities and stock indexes.  An option involves either:  (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  Options are sold (written) on securities and stock indexes.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  To cover the potential obligations involved in writing options, the Fund will either:  (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks.  The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly.  However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.  When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument.  In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written.  Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

FUND POLICIES AND INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions consistent with their respective investment objectives. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations except with respect to (i) the Fund's restrictions on borrowings as set forth in fundamental restriction 6 below and (ii) the Fund’s restrictions on illiquid securities as set forth in non-fundamental restriction 4 below.

None of the Fund's fundamental restrictions can be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The following are the Fund's fundamental investment restrictions.  Except as otherwise noted, the Fund may not:

1.  Issue senior securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.   Make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.  The Fund will not make loans by purchasing nonpublicly offered debt securities.

3.   Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies engaged in the same industry.

4.   Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities.

5.   Purchase or sell real estate (but this shall not prevent the Fund from investing in securities backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

6.   Borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.  If, after a borrowing, the Fund no longer has 300% asset coverage, the Fund will take steps  to assure that the Fund is in compliance within three days.

7.   Purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental.

The Fund may not:

1.  Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.  Purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.  Invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.  Illiquid securities are securities that cannot be sold or disposed of promptly and in the ordinary course of business without taking a reduced price.  If, after purchase, the Fund's investment exceeds 15% of its net assets, the fund will take immediate steps to reduce the exposure to less than 15% within a reasonable amount of time.

In addition, under normal circumstances, the market value of the Fund's long positions plus the market value of the Fund's short positions, will equal at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes). Shareholders will be provided with at least 60 days' prior notice of any change in this policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

Insofar as allowed by law under Section 12(d)(1) under the 1940 Act, the Fund may invest in securities of other registered investment companies, including mutual funds and exchange traded funds.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3 percent of the total outstanding stock of another registered investment company (ii) securities issued by another registered investment company having an aggregate value in excess of 5 percent of the value of the total assets of the Fund; or (iii) securities issued by another registered investment company and all other investment companies (other than having an aggregate value in excess of 10 percent of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3 percent of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1-1/2 percent.  The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share held by the Fund in the same proportion as the vote of all other holders of such security.  An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1 percent of such investment company’s total outstanding shares in any period of less than thirty days.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER.  The Adviser is The Georgetowne Fund Management Corporation, located at 345 Romona Rd., Wilmette, IL 60091.  As sole shareholder of the Adviser, Paul K. Hoffmeister controls the Adviser for purposes of the 1940 Act.  Mr. Hoffmeister formed the Adviser for the purpose of advising a mutual fund. Additional information about Mr. Hoffmeister’s business background is found in the chart below under the heading “Trustees and Officers.”

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. The Adviser is entitled to receive an investment management fee of 1.99% of the average daily net assets of the Fund for its services and the payment of Fund ordinary operating expenses.  For the fiscal years ended October 31, 2005, 2006 and 2007, the Fund paid advisory fees of $7,179, $8,897 and $15,538, respectively.

The Adviser retains the right to use the name “The Georgetowne Long/Short Fund” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name “Georgetowne Long/Short Fund” or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days’ written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER.  Paul K. Hoffmeister (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund.  As of October 31, 2007, the Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of October 31, 2007, the Portfolio Manager did not manage any accounts outside the Fund.  Therefore, there is not any material conflict between the Fund and other accounts managed by the Portfolio Manager.

While the Fund pays the Adviser a fee based on assets under management, Mr. Hoffmeister's compensation from the Adviser is not fixed.  Because Mr. Hoffmeister owns the Adviser, his compensation is based upon the Adviser's profitability.  Mr. Hoffmeister participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund, and is paid in cash.  There are no bonuses, options, deferred compensation or retirement plans associated with his service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of October 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Paul K. Hoffmeister	$10,001 - $50,000

TRUSTEES AND OFFICERS.  The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Michael J. Regan c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 29	Trustee since February 2003

Vice President of Fixed Income Sales, Bank of America Securities Corp (8/06-present); Broker, CMO Department, Hilliard Farber (9/04-8/06); Mortgage Consultant, Citigroup (8/02-08/04); Sponsored Representative, Warrior Lacrosse Co. (1/03-present); Player, Philadelphia Wings (Lacrosse Team) (1/06-present); Player, New Jersey Pride (Lacrosse Team) (1/07-present); Player, Boston Cannons (Lacrosse Team) (5/01-9/05); Player, Rochester Rattlers (Lacrosse Team) (8/01-9/01); Marketing Director, Albany Attack/Pepsi Arena (9/01-6/02); Player, Albany Attack (Lacrosse Team) (1/01-5/03).

David E. Hannoush c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 31	Trustee since October 2004;	General Counsel/V.P., Hannoush Jewelers, Inc. (06/02-present); Attorney/Consultant, PA Consulting Group (08/01-05/02).
Charles P. Clemens c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 29	Trustee since December 2003	Attorney, Law Offices of Charles P. Clemens (9/04-present); Student, Nova Southeastern University Law School (8/01-5/04); Sales Trainee, OTL Sports (a sports information business) (12/02-12/02).

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Paul K. Hoffmeister [1] c/o Georgetowne Funds 345 Romona Road Wilmette, IL 60091 Age: 29	Chairman, President and Treasurer since December 2003; Chief Compliance Officer since July 2008; Trustee since February 2003

President, Georgetowne Fund Management Corporation (2003-present); Chief Economist, Bretton Woods Research (7/06–present); Director of Market Strategy, Polyconomics (8/04-7/06); Operations Manager, Dr. Jana Hoffmeister (6/00-7/06); Assistant Trader, Quietlight Securities (8/01-4/02; and 3/04-8/04).

1  Mr. Hoffmeister is an “interested person” of the Trust because he is an officer of the Trust and is an officer and the sole shareholder of the Fund’s adviser.

The Trust’s audit committee consists of Michael J. Regan, David E. Hannoush, and Charles P. Clemens.  The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  The audit committee held three meetings  during the fiscal year ended October 31, 2007.

The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2007.

Trustee	Dollar Range of Fund Shares
Charles P. Clemens	0
Paul K. Hoffmeister	$10,001 - $50,000
David E. Hannoush	$10,001 - $50,000
Michael J. Regan	$10,001 - $50,000

COMPENSATION.  The compensation paid to the Trustees of the Trust by the Adviser for the fiscal year ended October 31, 2007 is set forth in the following table:

Name	Total Compensation from Trust (the Trust is not in a Fund Complex)[1]
Charles P. Clemens	$500.00
Paul K. Hoffmeister	$0
David E. Hannoush	$500.00
Michael J. Regan	$500.00

1 Trustee fees are Trust expenses.  However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser will make the actual payment.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion (if any) and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Georgetowne Long/Short Fund may direct trades to certain brokers.

Over-the-counter (NASDAQ) transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Trust and the Adviser have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.  The Code is included as exhibit, EX-99.23.p, in Part C to the Fund's registration statements.  The Securities Act number assigned to the Fund's registration statement is 333-103875.

The following table sets forth the brokerage commissions paid by the Fund during the last three fiscal periods.

Period Ended	Brokerage Commissions Paid
October 31, 2005	$2,127.00
October 31, 2006	$4,976.36
October 31, 2007	$9,867.00

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund has an ongoing arrangement to release portfolio holdings to Morningstar and Lipper in order for such companies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to Morningstar and Lipper no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is  disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund's Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund's portfolio holdings and includes a duty not to trade on the non-public information.

PRICING OF FUND SHARES

The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price except for short positions, for which the last quoted asked price is used.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders at the applicable long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Dividends and other distributions declared by the Fund in, and payable to, shareholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

If the net asset value of shares is reduced below a shareholder's cost as the result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

DISPOSITION OF SHARES. Upon a redemption or sale of shares of the Fund, a shareholder will realize a taxable gain or loss that will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposal of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service (the “IRS”) all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of the Fund's shares will be subject to withholding of federal income tax at a rate of 31% (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with a Form W-9 to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, that shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

TAXATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not address all of the tax consequences applicable to the Fund or shareholders, and shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ADDITIONAL TAX INFORMATION

The Fund has qualified as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

CUSTODIAN

U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments.  The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund's transfer agent.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

MSS may waive all or a portion of is fund accounting and transfer agent fees.

The following table provides information regarding transfer agent and fund accounting services fees paid by the Adviser during the last two fiscal periods.

Fiscal Period	Fees Paid for Transfer Agent Services	Reimbursement for Out-Of-Pocket Expenses Incurred in Providing Transfer Agent Services to the Fund	Fees Paid for Accounting Services
October 31, 2005	$2,209.68	$0	$4,990.32
October 31, 2006	$2,209.90	$0	$4,999.10
October 31, 2007	$2,209.80	$0	$4,990.20

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

o

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

o

approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

o

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

o

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

o

shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

The policy provides that, not withstanding the foregoing, the Adviser will comply with any applicable voting requirements of Rule 12(d)(1)(F), as described in this SAI.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-877-257-4240 or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-877-257-4240 and will be sent within three business days of receipt of a request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of Sanville & Company, Certified Public Accountants, 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as independent registered public accountants for the Fund for the fiscal year ending October 31, 2008.  Sanville & Company performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the period ended October 31, 2007.  The Trust will provide the Annual Report without charge upon written request or request by telephone.